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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             _______________________


                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             _______________________

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       NOVEMBER 5, 2003 (NOVEMBER 3, 2003)


                                AURORA FOODS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         Delaware                       001-14255               94-3303521
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NO.)     (I.R.S. EMPLOYER
    OF INCORPORATION OR                                   IDENTIFICATION NUMBER)
       ORGANIZATION)


        11432 Lackland Road
        St. Louis, Missouri                                         63146
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                          (ZIP CODE)





                                (314) 801 - 2300
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                       N/A
       (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)


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ITEM 7.  EXHIBITS.


(c) Exhibits.

Exhibit No.                      Description
-----------                      -----------
 99                              Press Release, dated November 3, 2003


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 3, 2003, Aurora Foods Inc. announced its results for the third quarter ended September 30, 2003. A copy of the related press release is attached hereto as Exhibit 99.

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AURORA FOODS INC.


                                        By: /s/ Richard A. Keffer
                                            -----------------------------------
                                            Name:  Richard A. Keffer
                                            Title: General Counsel and Secretary



November 5, 2003

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                               AURORA FOODS INC.
                           CURRENT REPORT ON FORM 8-K
                         REPORT DATED NOVEMBER 5, 2003



                                 EXHIBIT INDEX


Exhibit No.                          Description
-----------                          -----------
 99                                  Press Release, dated November 3, 2003